SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM N-CSR
___________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-2815

COPLEY FUND, INC.
(Exact name of registrant as specified in charter)
___________

5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Address of principal executive offices) (Zip code)

Irving Levine, President
5348 Vegas Drive
Suite 391
Las Vegas, NV 89108
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-508-674-8459

DATE OF FISCAL YEAR END: FEBRUARY 28, 2009

DATE OF REPORTING PERIOD: FEBRUARY 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Annual Report

February 28, 2009

COPLEY FUND, INC.

FINANCIAL STATEMENTS
FOR THE YEAR ENDING
FEBRUARY 28, 2009

About the Fund’s Directors and Officers	Inside Back Cover

Tel: (508) 674-8459
Fax: (508) 672-9348

COPLEY FINANCIAL SERVICES CORP.

Adviser and Administrator to Copley Fund, Inc.
Post Office Box 3287
Fall River, Massachusetts 02722

April 2009

Dear Fellow Shareholder:

2008 – One of the truly disastrous years for the stock market. For the calendar year ended December 31, 2008, the Dow Jones Average lost 33.84% while the Copley Fund lost 15.6%. It is small solace to note that The Washington Post ranked Copley #2 among all stock funds and The New York Times & Wall Street Journal ranked Copley Fund #3 among all stock funds in 2008. Also, Lipper (a national fund analysis institution) ranked Copley #1 in the Multi Cap Value Category in 2008 and #1 in that category in the first quarter of 2009.

Fortunately, we sold most of our financial stocks including Key Corp, National City and Bank of America in 2007 and in the beginning of 2008. These stocks subsequently lost most of their value. We also sold small portions of our other sectors. These sales added to our cash, which insulated us even further against possible losses. We had to assume that Obama would become President and that the Democrats would be in the majority in Congress. Obama’s statements with the consensus of his party that he favored an excess tax on the energy companies, that he would exercise controls over the drug industry and the insurance industry and favored eliminating the secret ballot for union elections as well as raising the tax on capitol gains and dividends could only bring disaster to the stock market – thus our protective stance. However, we have the hope that when the effects and perceptions of these stated policies have affected the stock market that areas of flexibilities might occur and as a matter of fact there are changes (for the better) starting to take place. Our Chicago consultants and I are watching this environment very carefully in order to decide when to begin a renewed investment program.

Meanwhile, our dividend income continues to increase and to add to our net asset value even though two of our utilities have decreased their dividends and our two remaining banks, at the suggestion of the government, also decreased their dividends. However, most of our holdings have increased their dividends.

In so far as Fund expenses are concerned, I would like to point out that the change in the Fund accounting treatment for deferred income tax and the correspondingly larger tax reserve imposed on the Fund operates to distort our expense ratios. This is because most of our expenses (except for management fees) are incurred based upon our total assets while we are required to calculate expense ratios based upon a net asset value that includes the large reserve. Thus, our expenses are disproportionate to our listed net asset value. We continue to pursue various avenues which we hope will enable us to return to the tax reserve method previously adopted by the Board. Even so, and despite the current reserve for taxes, The Wall Street Journal at the end of the first quarter of 2009 gave us an A rating for our three year and five year performances.

The following chart and numbers (based on a calendar year) give us a clearer picture of our past and we believe give credence to our basic investment philosophy and our structure for the future.

1984	+23.9%
1985	+25%
1986	+18%
1987	-8%
1988	+20%
1989	+16%
1990	-2%
1991	+18%
1992	+18%
1993	+10%
1994	-7%
1995	+26%
1996	+5%
1997	+25%
1998	+14%
1999	-6.86%
2000	+22.50%
2001	-9.30%
2002	-13.9%
2003	+14.31%
2004	+12.99%
2005	+5.89%
2006	+19.70%
2007	-10.83%	*
2008	-15.8%	*
2009	-11.5%	* (As of February 28)

*	Please note that the performance figures provided for years prior to 2007 are consistent with the information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment of deferred income tax.

The performance data quoted represents past performance and investment return. Principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember that past performance does not guarantee future results, and current performance may be higher or lower than the performance data quoted.

Our thanks are to our Board, and to the many shareholders who contacted me over the past year. All these shareholders expressed an appreciation for our Fund’s past performance and look forward to the future. Lastly, Ken Joblon, a valued Board member for seventeen years, has retired from the Board. Our thanks for all his advice, guidance and efforts.

Cordially yours,

Irving Levine
President

COPLEY FUND, INC.

PER SHARE VALUE

The per share values provided for years prior to 2007 are consistent with information furnished in prior reports and do not reflect an adjustment for the change in accounting treatment for deferred income taxes implemented on November 30, 2007.

COPLEY FUND, INC.

COMPARATIVE PERFORMANCE

This chart shows the value of a hypothetical $10,000 investment in the Fund and the S&P 500 which is a broad-based market index comprised of 500 of the largest companies traded on the U.S. Securities Markets as measured by market capitalization. Market Indexes do not include expenses which are deducted from Fund returns. There can be no assurance that the performance of the Fund will continue into the future with the same or similar trends depicted below. The graph does not reflect the deduction for taxes that a shareholder may pay on the redemption of shares or dividends and capital gains received.

Ten Year Cumulative Return

Copley Fund As of 2/28/09

AVERAGE ANNUAL RETURNS

The following table depicts the periodic 1-, 5-, and 10-year annualized returns and the S&P 500 Index.

Periods Ended 2/28	1 Year	5 Years	10 Years
Copley Fund	(18.77)%	1.87%	2.13%
S&P 500	(43.32)%	(6.88)%	(3.91)%
Dow Jones Wilshire 5000	(43.14)%	(6.59)%	(2.72)%

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value and return will vary, and you may have a gain or loss when you sell your shares. For most recent performance please call us at 877-881-2751. Returns do not reflect taxes that a shareholder may pay on redemption of Fund shares. When assessing performance, investors should consider both short and long-term returns.

Shareholders and Board of Directors
Copley Fund, Inc.
Las Vegas, Nevada

INDEPENDENT AUDITOR’S REPORT

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Copley Fund, Inc., (the Fund) as of February 28, 2009, and the related statement of operations, changes in net assets, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 29, 2008 and financial highlights for the four years then ended were audited by other auditors whose report dated April 28, 2008 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copley Fund, Inc., as of February 28, 2009, the results of its operations, changes in its net assets, cash flows and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Amper, Politziner & Mattia, LLP

April 29, 2009
Edison, New Jersey

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS
February 28, 2009

	Shares	Value
Common Stocks – 102.69%
Banking – 3.56%
J.P. Morgan Chase & Company	42,000	$959,700
PNC Financial Services Group, Inc.	35,000	956,900
		1,916,600
Diversified Utility Companies – 13.47%
Alliant Energy Corp.	20,000	462,600
Dominion Resources, Inc.	60,000	1,810,800
FPL Group, Inc.	110,000	4,986,300
		7,259,700
Drug Companies – 3.41%
Bristol Myers Squibb Co.	100,000	1,841,000
Electric & Gas – 17.11%
American Electric Power, Inc.	35,000	981,750
First Energy Corp.	40,000	1,702,400
Great Plains Energy, Inc.	40,000	541,600
Integrys Energy Group, Inc.	33,000	793,650
Progress Energy, Inc.	40,000	1,416,800
Public Service Enterprise Group, Inc.	30,000	818,700
Scana, Corp.	50,000	1,506,500
Sempra Energy, Inc.	35,000	1,454,950
		9,216,350
Electric Power Companies – 17.59%
Ameren Corp.	30,000	713,400
DTE Energy Co.	55,000	1,472,350
Duke Energy Corp.	54,600	735,462
Exelon Corp.	23,200	1,095,504
Nstar Corp.	50,000	1,608,500
PPL Corp.	100,000	2,789,000
Southern Co.	35,000	1,060,850
		9,475,066

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS — (Continued)
February 28, 2009

	Shares	Value
Gas Utilites & Supplies – 9.64%
Delta Natural Gas Co.	20,000	$428,600
New Jersey Resources Corp.	56,250	1,972,688
Northwest Natural Gas Co.	40,000	1,638,000
WGL Holdings, Inc.	38,000	1,153,680
		5,192,968
Insurance – 2.36%
Arthur J. Gallagher & Co.	80,000	1,269,600
Oils – 23.50%
BP Amoco PLC – ADR	25,500	978,180
Chevron Texaco Corp.	46,200	2,804,802
Exxon-Mobil Corp.	106,086	7,203,239
Sunoco, Inc.	50,000	1,672,500
		12,658,721
Pipelines – 0.66%
Spectra Energy Corp.	27,300	354,900
Retail – 1.73%
Wal-Mart Stores, Inc.	19,000	935,560
Telephone – 9.66%
AT&T, Inc.	93,555	2,223,802
Fairpoint Communications, Inc.	1,777	3,501
Frontier Communications Corp.	40,000	288,000
Verizon Communications, Inc.	94,232	2,688,439
		5,203,742
TOTAL COMMON STOCKS (Cost $26,026,807) – 102.69%		55,324,207
Liabilities in excess of other assets – (2.69%)		(1,450,873)
NET ASSETS – 100.00%		$53,873,334

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

PORTFOLIO OF INVESTMENTS — (Continued)
February 28, 2009

Tax Information: At February 28, 2009, the net unrealized appreciation based on cost for Federal income tax purposes of $29,297,400 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost	$29,899,511
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value	(602,111)
Net unrealized appreciation	$29,297,400

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2009

Assets:
Investments in Securities at Market Value (identified cost $26,026,807) (Note 1)	$55,324,207
Cash	7,913,370
Receivables:
Trade (Notes 5 & 6)	5,368
Dividends & Interest	309,916
Inventory (Notes 1 & 6)	77,235
Machinery & Equipment (Note 1)	79,455
Leasehold Improvements (Note 1)	272,794
Prepaid Expenses and other assets	5,669
Total Assets	63,988,014
Liabilities:
Payable:
Redemptions	30,915
Trade	17,319
Accrued income taxes	85,619
Accrued expenses	62,290
Deferred income taxes, net (Note 1)	10,026,408
Total Liabilities	10,222,551
Commitments and Contingencies (Note 7)
Net Assets	$53,765,463
Net Asset Value, Offering and Redemption Price Per Share (5,000,000 shares authorized, 1,501,924 shares outstanding of $1.00 par value capital stock outstanding)	$35.80
Net assets consist of:
Capital paid in	$520,829
Undistributed net investment and operating income	21,318,306
Accumulated net realized gain on investment transactions	2,628,928
Net unrealized appreciation in value of investments (Note 2)	29,297,400
Net Assets	$53,765,463

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF OPERATIONS
For the year ending February 28, 2009

Investment Income (Note 1)
Interest Income	$138,721
Dividend Income	2,922,856
Total Investment Income	3,061,577
Expenses:
Investment Advisory Fees (Note 5)	488,219
Professional Fees	288,898
Accounting and Shareholder Services	93,520
Insurance Expense	45,149
Printing Expense	30,966
Custodian Fees	21,740
Directors fees	20,590
Postage & shipping	5,687
Office expense and miscellaneous	1,906
Total Expenses	996,675
Less: Investment advisory fee waived	(185,972)
Net Expenses	810,703
Net investment income before income taxes	2,250,874
Operating Loss (Notes 2, 5 and 7)
Gross Profit	159,200
Less: Operating Expenses	(353,018)
Net Operating loss before income taxes	(193,818)
Net Investment and Operating Income before Income Taxes	2,057,056
Less provision for income taxes (Notes 2 and 7)	(221,895)
Net Investment and Operating Income	1,835,161
Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 4)
Realized loss from investment transactions during the period	(650,519)
Decrease in unrealized appreciation of investments during current period, net of income tax affect	(13,634,759)
Net realized and unrealized loss	(14,285,278)
Net Decrease in Net Assets Resulting From Operations	$(12,450,117)

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

Increase (Decrease) in Net Assets from Operations	Year Ended 2/28/09	Restated Year Ended 2/28/08
Net investment and operating income	$1,835,161	$1,872,432
Net realized loss on investment transactions	(650,519)	1,557,833
Net change in unrealized appreciation on investments	(13,634,759)	(1,011,885)
Decrease in Net Assets Resulting From Operations	(12,450,117)	2,418,380
Capital Share Transactions (Note 3)
Increase (decrease) in net assets resulting from capital share transactions	(3,178,949)	(604,547)
Total increase (decrease) in net assets	(15,629,066)	1,813,833
Net Assets:
Beginning of Year	69,394,529	67,580,696
End of Year (including undistributed net investment and operating income of $21,426,177and $12,053,268 respectively)	$53,765,463	$69,394,529

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

STATEMENT OF CASH FLOWS
For the year ending February 28, 2009

Increase (Decrease) in Cash
Cash flows from operating activities
Dividends and interest received	3,110,857
Proceeds from disposition of long-term portfolio investments	4,101,863
Receipts from customers	278,184
Expense Reimbursement paid by Advisor	125,972
Expenses paid	(1,538,790)
Purchase of long-term portfolio investments	(2,041,726)
Payments to suppliers	(107,065)
Net cash provided by operating activities	3,929,295
Cash flows from investing activities
Purchase of Machinery, Equipment and Leasehold Imp	9,343
Net cash provided by investing activities	9,343
Cash flows provided by financing activities
Fund shares sold	1,336,030
Fund shares repurchased	(4,488,057)
Net cash used by financing activities	(3,152,027)
Net increase in cash	786,611
Cash at beginning of the year	7,126,759
Cash as of February 28, 2009	7,913,370
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	(12,450,117)
Decrease in investments	23,728,978
Decrease in receivable for securities sold	108,501
Decrease in dividends and interest receivable	20,246
Increase in receivables from customers	(1,410)
Decrease in inventory	36,025
Decrease in other assets	21,940
Decrease in income taxes payable	(60,397)
Increase in trade payables	5,963
Increase in accrued expenses	10,033
Decrease in deferred taxes	(7,490,467)
Total adjustments	16,271,541
Net cash provided by operating activities	3,929,295

The accompanying notes are an integral part of the financial statements.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective March 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair Value Measurement:

These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including reporting entity’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies  – (continued)

The following is a summary of the inputs used as of February 28, 2009 in valuing the Company’s investments carried at fair value:

Valuation Inputs	Investments in Securities ($)
Level 1 — Quoted Prices	55,324,207
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	55,324,207

Sales of Securities

In determining the net realized gain or loss from sales of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered.

Distributions

It is the Fund’s policy to manage its assets so as to avoid the necessity of making annual taxable distributions. Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and added to the value of the Fund’s shares.

Inventory

Inventory is valued at the lower of cost (determined by the first in/first out method) or market.

Machinery, Equipment & Leasehold Improvement.

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized, and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Fund uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for the machinery and equipment held by the Fund is 3 to 20 years.

Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements.

Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

The Fund has adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies  – (continued)

financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Generally, the tax authorities can examine all tax returns filed for the last three years.

Indemnification

The Fund indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Other

Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

Restated Financial Statements

Recent Developments

On November 30, 2007, an adjustment was made to the long-term liabilities section of the Fund’s balance sheet to recognize the total potential federal and state income taxes associated with the accumulated unrealized appreciation generated by the Fund’s stock portfolio. For financial reporting purposes, this change should be regarded as a correction of an error on prior-period financial reports. The affect of the adjustment will be to increase the liabilities of the Fund for all prior year information contained in this annual report and thereby reduce the overall net assets of the Fund. The total assets of the Fund, contained on page 9 of this annual report, are not affected. Under the current application of generally accepted accounting principles, the Fund is required to recognize a full accrual of the Federal income tax associated with the unrealized appreciation in the Fund’s security portfolio. Accordingly, the Fund will recognize an accrual of deferred income at the Federal statutory rate of 35% on a daily basis on the taxable amount of accumulated unrealized appreciation.

It should be understood that the foregoing application of generally accepted accounting principles is based upon the assumption that at some point the appreciated securities of the Fund will be sold and the applicable income tax will be paid. With the Fund’s history of holding securities for long periods of time, the actual payment of the deferred income tax may not be paid for many years and it is conceivable that with fluctuating market conditions, the total liability at any given point in time will never be paid.

Past Policy

For over 15 years, the Fund has recognized a liability for deferred income tax to the extent that the management of the Fund felt a real liability may exist. This policy, applied consistently over the entire period, demonstrated that the Fund was able to reasonably estimate the extent of the deferred tax

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies  – (continued)

obligation in that at no point in time during the fifteen year period, did the actual liability associated with the liquidation of appreciated securities exceed the accumulated deferred taxes recognized in the Fund’s semi-annual or annual financial statements.

Notwithstanding the management of the Fund’s reasonable ability to estimate the carrying value of the deferred income tax liability, FASB Statement of Financial Accounting Standard 109 (FAS 109) has been interpreted to require all entities to recognize a full accrual on the deferred income tax that may be payable at the end of each fiscal year. Based upon a decision by the Board of Directors that the Fund would change its taxable status from a regular corporation to a regulated investment company (RIC) if the Fund found itself in a position where it had reserved insufficient deferred income taxes to meet actual income tax obligations associated with its appreciated security portfolio, an action available to the Fund as a registered investment company, this decision was felt to be a reasonable response to the application of FASB 109. Albeit conversion to RIC status is not a tax free event, the transactions required could be managed by the Fund in such a manner that the Fund would not be required to recognize the full deferred income tax accrual required under FAS 109.

Correction of an error in comparative financial statements

In accordance with generally accepted accounting principles, the cumulative effect of the change for the periods prior to March 1, 2007, totaling $16,727,527, has been recognized in the February 29, 2008 Statement of Assets and Liabilities as a restatement of the beginning balance of undistributed net investment and operating income.

2/29/08
Undistributed net investment and operating income at beginning of year, as previously reported	$10,180,836
Cumulative effect on prior years of retroactive restatement	—
Net investment and operating income	1,872,432
Undistributed net investment and operating income	$12,053,268

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

2. Disclosure of the Provisions For Income Taxes, Reconciliation of Statutory Rate to Effective Rate, and Significant Components of Deferred Tax Assets and Liabilities

The Federal and state income tax provision (benefit) is summarized as follows:

Fiscal Year
2009
Current:
Federal	$221,895
State	—

Deferred:
Federal	—
State	—

Net provision (benefit) for income taxes	$221,895

The difference between the effective tax rate and the statutory tax rate of 35% is primarily attributable to the benefits of the dividend received deduction.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax liabilities of 10,026,408 as of February 28, 2009, relate to the Fund’s unrealized gains on marketable securities. The decrease in deferred tax liabilities from 2007 to 2008 of $7,490,467, is included in decrease in unrealized appreciation of investments on the accompanying statement of operations. Deferred tax liabilities are net of $227,682 of deferred tax assets which relate to capital loss carryforwards.

The Fund has $650,519 in accumulated capital loss carryforwards which will expire on February 28, 2016.

3. Capital Stock

At February 28, 2009, there were 5,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital shares were as follows:

	Year Ended 2/28/09		Year Ended 2/29/08
	Shares	Amount	Shares	Amount
Shares sold	31,331	$1,336,030	73,475	$4,126,682
Shares repurchased	(104,065)	(4,514,979)	(87,630)	(4,731,229)
Net change	(72,734)	$(3,178,949)	(14,155)	$(604,547)

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

4. Purchase and Sale of Securities

For the year ended February 28, 2009, purchases and sales of securities, other than United States government obligations and short-term notes, aggregated $2,041,726 and $3,989,000 respectively.

5. Investment Advisory Fee and Other Transactions with Related Parties

Copley Financial Services Corporation (CFSC), a Massachusetts corporation, serves as investment advisor to the Fund. Irving Levine, Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.

For the year ended February 28, 2009, the fee for investment advisory service totaled $488,219 less fees of $60,000 voluntarily waived. In addition, the Advisor voluntarily elected to reimburse the Fund $125,972 for operating expenses incurred during the period. Also during the period unaffiliated directors received $20,590 in directors’ fees and reimbursed expenses.

Operating Divisions

The Fund has an operating division, Copley Fund, Inc. — Operating Division (“COD”), which imports merchandise for resale. A portion of its merchandise is placed on consignment with a company controlled by Irving Levine. The Fund invoices the consignee when the merchandise is ultimately sold.

The Fund also formed a new wholly owned subsidiary, Copley Operating Group LLC (“COG”), which owns equipment and operates a restaurant, Ricc’s Ristorante. The real property used by the restaurant is leased.

During the period covered in this report, the Fund made a $112,000 equity investment in COD. In addition, COD provided a loan to COG in the amount of $166,916.

The combined results of these subsidiary companies during the year ended February 28, 2009, are as follows:

Sales	$279,909
Cost of goods sold	(149,642)
Gross profit	130,267
General & administrative expenses	(353,018)
Net loss from operations	(222,751)
Other income (dividends and interest)	28,933
Net Loss	$(193,818)

COPLEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

6. Commitments and Contingencies

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 15% for years commencing after December 31, 2002.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available only if the Fund is not held to be a mere holding or investment company.

The Internal Revenue Service has, during examinations of the Fund’s federal income tax returns, upheld management’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating division. This finding by the Internal Revenue Service is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service.

Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

COPLEY FUND, INC.

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented. (a)

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years 2/28/05 through 2/28/09. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The information for fiscal years prior to February 29, 2008 have been restated to incorporate the correction of an error as it relates to accumulated deferred income taxes on unrealized appreciation associated with the securities portfolio. The information set forth herein will be consistent with the financial information contained in the restated financial statements for the period ending February 29, 2008. Shareholders should be certain that they have the most recent annual report which should be read in connection with the prospectus. The financial information for fiscal years 2008, 2007, 2006 and 2005 were audited by Roy C. Hale, CPA.

The financial information for the fiscal year ended 2/28/09 was audited by Amper, Politziner & Mattia, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

	Fiscal Year Ending February 28 or 29
	2009 (b)	2008 (b)	2007 (b)	2006 (b)	2005 (b)
Net Asset Value, Beginning of Period	$44.07	$42.54	$37.23	$35.28	$32.63
Income (loss) From Operations:
Net investment gain (loss)	1.20	1.18	(1.31)	0.27	(0.44)
Net gain (loss) from securities (both realized and unrealized)	(9.47)	0.35	6.62	1.68	3.09
Total from operations	(8.27)	1.53	5.31	1.95	2.65
Net Asset Value, End of Period	$35.80	$44.07	$42.54	$37.23	$35.28
Total Return (b)	(18.77)%	3.60%	14.26%	5.53%	8.12%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$53,765	$69,395	$67,581	$59,298	$57,948
Ratio of net expenses, including deferred taxes, to average net assets	1.58%	1.72%	7.88%	3.80%	5.65%
Ratio of net expenses, excluding deferred taxes, to average net assets	1.24%	1.72%	1.67%	1.72%	1.49%

COPLEY FUND, INC.

Financial Highlights
(Continued)

	Fiscal Year Ending February 28 or 29
	2009 (b)	2008 (b)	2007 (b)	2006 (b)	2005 (b)
Ratio of net investment and operating income (loss), including deferred taxes, to average net assets	2.80%	2.73%	(3.28)%	0.76%	(1.30)%
Ratio of net investment and operating income (loss), excluding deferred taxes, to average net assets	3.14%	2.73%	2.93%	2.83%	2.86%
Portfolio turnover rate	2.78%	4.11%	0.50%	0.73%	0.44%
Number of shares outstanding at end of period (in thousands)	$1,502	$1,575	$1,589	$1,593	$1,643
The above ratios include advisory fee waivers and expense reimbursements totaling $185,972 for the fiscal year ending February 28, 2009 and advisory fee waivers of $60,000 per year for prior years. If the waivers and reimbursements had not been included, the following ratios would apply:
Ratio of net expenses, including deferred taxes, to average net assets	1.86%	1.81%	7.97%	3.90%	5.76%
Ratio of net expenses, excluding deferred taxes, to average net assets	1.52%	1.81%	1.76%	1.83%	1.60%
Ratio of net investment and operating income (loss), including deferred taxes, to average net assets	2.52%	2.65%	(3.37)%	0.66%	(1.41)%
Ratio of net investment and operating income (loss), excluding deferred taxes, to average net assets	2.86%	2.65%	2.84%	2.73%	2.75%
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

COPLEY FUND, INC.

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include investment advisory fees. It is important for you to understand the impact of these costs on your investment return.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.  This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note:  Because the return is set at 5% for comparison purposes — NOT your Fund's actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 9/1/08	Ending Account Value 2/28/09	Annualized Expense Ratios	Expenses Paid During Period* (9/1/08 – 2/28/09)
Actual Fund Return	$1,000	$805.40	1.58%	$7.07
Hypothetical 5% Return	$1,000	$1,016.96	1.58%	$7.90

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

COPLEY FUND, INC.

SUPPLEMENTAL DATA

General

Investment Products Offered

•	Are not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Copley Fund (the “Fund”) will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call the Fund toll free at (877) 881-2751 or write to Gemini Fund Services at 4020 South 147th Street, Omaha, NE 68137.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended June 30, 2008, (i) is available, without charge and upon request, by calling 1-877-881-2751; and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q, reporting portfolio securities held by the Fund, is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement

On April 24, 2009, the Board of Directors of the Fund approved the continuation of the advisory agreement with Copley Financial Services Corp. (“CFSC”). The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangement. Prior to approving the continuation of the advisory agreement, the Board considered:

•	the nature, extent and quality of the services provided by CFSC
•	the investment performance of the Fund
•	the costs of the services to be provided and profits to be realized by CFSC from its relationship with the Fund
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale
•	the expense ratio of the Fund
•	performance and expenses of comparable funds

•	any indirect benefits that may accrue to CFSC and its affiliates as a result of its relationship with the Fund.
•	the extent to which the independent Board members are fully informed about all the facts the Board deems relevant bearing on CFSC’s services and fees.

The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be relevant and appropriate, as discussed further below. The Board considered and weighted these circumstances in light of its substantial accumulated experience in governing the Fund and working with CFSC on matters related to the Fund, and was assisted by legal counsel.

In considering the nature, extent and quality of the services provided by CFSC, the Board of Directors reviewed the portfolio management and operating division supervision services provided by CFSC to the Fund. The Board concluded that CFSC was providing essential services to the Fund. In particular, the Board concluded that CFSC was providing unique and specialized supervision of the Fund's operating division. In its decision to continue the existing agreement the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainies and other effects that could occur as a result of a decision to terminate or not renew the contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of CFSC’s industry standing and reputation and with the expection that CFSC will have a continuing role in providing advisory services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time. The Directors noted that the Fund’s performance compared favorably to the S&P 500 Index and other comparable funds and considered that the Fund had been ranked #1 in Lippers Multi Cap Value category and #3 among all stock funds by the Wall Street Journal in 2008. It also examined the Fund's investment objective and the dividend paying record of the portfolio securities selected by CFSC. Based upon this the Board concluded that the performance of the Fund and particularly the performance of the portfolio securities themselves warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by CFSC from its relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was equal to or lower than the average advisory fee paid by comparable mutual funds. The Board also considered that the Fund’s expense ratio had decreased slightly. In particular, the Board concluded that the Fund’s expense ratio had remained relatively high due to increased expenses related to challenging the accounting issue and the fact that the expense ratio is calculated based upon net assets including a liability for a large tax reserve which operates to distort the ratio as compared to other funds. They noted that the advisory fee also is adjusted downward if economies of scale are realized during the current contract period as the Fund grows, but did not consider that factor to be significant in light of the other factors considered. They did find significant, however, the fact that CFSC had waived the receipt of $60,000 of its advisory fee, a practice it has engaged in for many years, in an effort to control the Fund's expense ratio and also made expense reimbursements of $125,972.

COPLEY FUND, INC.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

The Fund is governed by a Board of Directors that meet to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Fund’s directors are independent of Copley Financial Services Corp.; the only “inside” director is an officer and director of Copley Financial Services Corp. The Board of Directors elects the Fund's officers, who are listed in the table. The business address of each director and officer is 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108.

Independent Directors

Name (Date of Birth) Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Albert Resnick, M.D. (March 23, 1922) 1978 [1]	Physician Since 1948 No other Directorships
John A. England (July 30, 1926) 2007 [1]	Retired, Private Investor No other Directorships

Inside Directors

Name (Date of Birth) Year Elected (Number of Copley Portfolios Overseen)	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) 1978 [1]	President, Treasurer and a Director of Copley Financial Services Corp. since 1978; a Director of Franklin Capital Corp. (an operating investment company) since March, 1990 to October 2004; Chairman of the Board and Treasurer of Stuffco International, Inc., a ladies handbag processor and retail chain operator, since February 1978; Director of US Energy Systems, Inc. from 2000 to October 2004.

Officers

Name (Date of Birth) Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies
Irving Levine (September 25, 1921) Chairman of the Board of Directors and President	See Above

Annual Report

February 28, 2009

Investment Adviser
Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722
E-mail: copleyfunds@verizon.net

Custodian
Bank of America
100 Federal Street
Boston, MA 02110

Transfer Agent
Gemini Fund Services
4020 South 147th Street
Suite 2
Omaha, Nebraska 68137
Tel. (402)493-4603
(877)881-2751
Fax: (402)963-9094

General Counsel
Roberts & Henry
164 Honeysuckle Drive
Jupiter, Florida 33458

Auditors
Amper, Politziner & Mattia, LLP
2015 Lincoln Highway
P O Box 988
Edison, NJ 08818

Item 2. CODE OF ETHICS

(a)
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (508)674-8459.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics adapted in 2(a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the Code of Ethics adapted in 2(a) above were granted.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board of Directors has determined that it is not necessary for the Fund to have either an audit committee or an audit committee financial expert. This determination was made in light of the Fund's small size and limited complexity of audit issues.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The registrant paid the following amounts to Roy G. Hale, CPA, the registrant's principal accountant, for the audit of the registrant's annual financial statement and services in connection therewith for the last two calendar years:

	2007	2008

(a) Audit Fees	$19,200	$18,600

(b) Audit Related Fees	None	None

(c) Tax Fees	None	None

(d) All Other Fees	None	None

(e)(1) The Fund's Independent Directors perform the functions of an audit committee. The Fund has no standing audit committee. The policy of the Fund's Directors is to specifically pre-approve (i) all audit and non-audit services provided by the Fund's independent auditor to the Fund ("Fund Services") and (ii) all non-audit services provided by the Fund's independent auditor to the Fund's advisor.

If such Fund Services are required during the period between the Fund's regularly scheduled meetings, the President must seek approval from the Independent Directors.

(e)(2) The Fund's Independent Directors were not required to approve any of the fees described in paragraphs (b) through (d) of this item.

(f) Not applicable.

(g) See above table.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. Schedule of Investments

The registrant's schedule of investments is included in its annual report to the shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors has no audit or other standing committees. Rather the Independent Directors function as the audit and nominating committee. The Independent Directors, in performing the functions of the nominating committee advise the Board of Directors on the selection and nomination of individuals to serve as Directors of the Fund. Nominations for director, including nominations submitted by shareholders are evaluated according to the Fund's specific needs and the nominees' knowledge, expertise background and reputation. The Independent Directors do not have a formal procedure by which shareholders may recommend director candidates but will consider appropriate candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Fund's Clerk at 5348 Vegas Drive, Suite 391, Las Vegas, NV 89108. The mailing envelope should have a clear notation that the enclosed letter contains a DIRECTOR NOMINEE RECOMMENDATION. The letter must identify the writer as a shareholder and provide a summary of the candidate's qualifications.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Except as may be deemed related to the Funds' recognition of deferred income tax during the period, the certifying officer, whose certification is included herewith, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act") are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

Except as may be deemed related to the Funds' recognition of deferred income tax during the period, there were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of his evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(b) Except as may be related to the Funds' recognition of deferred income tax during the period, there were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's fiscal year that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

The Exhibits listed below are attached to this Form N-CSR:

Exhibit No.	Description

12(a)(1)	Not applicable. See Item 2 hereof.

12(a)(2)
Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copley Fund, Inc.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer)

Date: May 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Irving Levine
Name: Irving Levine
Title: President (Principal Executive Officer & Principal Financial and Accounting Officer)

Date: May 8, 2009